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Eric E. Ryback

President
Lindner Asset Management

(image) Eric Ryback has been actively involved in management of the Lindner Funds since 1982. He joined the Funds as a vice president, working with the founder, Kurt Lindner. When Mr. Lindner retired in 1992, Eric Ryback and a group of investors formed Ryback Management Corporation, and he became the company's president. (The Company has been renamed Lindner Asset Management, Inc.)

He is a Trustee of the Lindner Funds and a member of the Investment Committee of Lindner Asset Management, Inc.

He has been featured in interviews on PBS' "Wall Street Week" with Louis Rukeyser and in such respected financial and business publications as: Forbes, Money, St. Louis Post-Dispatch, Kiplinger's Personal Finance, and The Wall Street Journal.

Eric was graduated from Idaho State University with a Bachelor of Science degree and completed course work toward his Masters of Business Administration at Eastern Michigan University. He began his financial career as a securities specialist at Ann Arbor Trust Company (Michigan) in 1981.

A resident of St. Louis, he is an avid fly fisherman, canoeist and camper. Eric was the first person to hike all three of the trans-national wilderness trails; he hiked the 2,155-mile Appalachian Trail in 1969, as a 17-year old; the following summer he hiked the 2,500-mile Pacific Crest Trail; two years later, he completed backpacking's "Triple Crown" by hiking 3,000 miles along the Continental Divide. He authored a book about his achievements - "The High Adventure of Eric Ryback."

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